ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST
                      SUPPLEMENT DATED DECEMBER 19, 2008,
           TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
 DATED MAY 1, 2008, AS SUPPLEMENTED ON SEPTEMBER 15, 2008, AND OCTOBER 27, 2008

  This supplement updates certain information contained in the prospectus and statement of additional information (SAI) and should be attached to the prospectus and SAI and retained for future reference.


PROSPECTUS


    AT A MEETING HELD DECEMBER 3, 2008, THE BOARD OF TRUSTEES APPROVED CERTAIN CHANGES IN THE INVESTMENT STRATEGIES FOR THE FUSION FUNDS.


IN THE SECTION "OVERVIEW OF THE FUNDS" THE FINAL PARAGRAPH ON PAGE 1 AND THE FIRST PARAGRAPH ON PAGE 2 ARE REPLACED WITH THE FOLLOWING:


Generally, the Funds will allocate their assets as follows:

o the AZL Fusion Balanced Fund invests 40% - 60% of its assets in equity funds and 40% - 60% in fixed income funds;
o the AZL Fusion Moderate Fund invests 55% - 75% of its assets in equity funds and 25% - 45% in fixed income funds; and
o the AZL Fusion Growth Fund invests 70% - 90% of its assets in equity funds and 10% - 30% in fixed income funds.


The Manager will determine, in its discretion, how to allocate investments in securities other than Permitted Underlying Funds for purposes of compliance with the ranges stated above. For example, investments in short-term debt instruments would be counted toward the allocation to "fixed income funds," whereas stock index futures, such as S&P 500 futures, would be counted toward the allocation to "equity funds."


AT THE END OF THE SECTION "OVERVIEW OF THE FUNDS-PRINCIPAL INVESTMENT STRATEGIES" ON PAGE 2 THE FOLLOWING NEW PARAGRAPH IS ADDED:


The Funds may also allocate up to 5% of their respective net assets to (a) index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. The Funds may also invest in exchange-traded funds (ETFs) for additional exposure to relevant markets. In pursuing this strategy, the Funds may invest directly or indirectly through unregistered investment pools that are not Permitted Underlying Funds and that are managed by either the Manager, affiliates of the Manager, or unaffiliated investment managers.



IN THE SECTION "SUMMARY OF THE FUNDS-PRINCIPAL INVESTMENT STRATEGY" ON PAGE 3 THE SECOND BULLET POINT IS REVISED AS FOLLOWS:


o Under normal market conditions, allocating each Fund's investments to achieve a targeted ratio of equity to fixed income investments* ("asset allocation") consistent with each Fund's investment objective. Each Fund's asset allocation target is as follows:

                               AZL FUSION BALANCED FUND AZL FUSION MODERATE FUND AZL FUSION GROWTH FUND
EQUITY STRATEGIES TARGET              40% - 60%                55% - 75%               70% - 90%
FIXED INCOME STRATEGIES TARGET        40% - 60%                25% - 45%               10% - 30%


                                                     FOF-003-0508   Page 1 of 2

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION


1. AT THE SPECIAL MEETING OF SHAREHOLDERS HELD ON NOVEMBER 20, 2008, SHAREHOLDERS OF EACH OF THE ACQUIRED FUNDS IN THE FOLLOWING TABLE APPROVED AN AGREEMENT AND PLAN OF REORGANIZATION (THE "PLAN") BETWEEN EACH ACQUIRED FUND AND ITS CORRESPONDING ACQUIRING FUND.


Under the Plan, effective November 24, 2008, a "Reorganization" was completed whereby each Acquiring Fund has acquired all of the assets and assumed all of the liabilities of its corresponding Acquired Fund in exchange for shares of the Acquiring Fund. Shares of each Acquiring Fund have been distributed proportionately to the shareholders of the corresponding Acquired Fund in complete liquidation of the Acquired Fund and the assumption of the Acquired Fund's liabilities.


                ACQUIRED FUNDS           ACQUIRING FUNDS
AZL[{R} ]LMP Large Cap Growth Fund AZL[{R}] Legg Mason Growth Fund
     AZL[{R}] OCC Value Fund       AZL[{R}] Davis NY Venture Fund

As a result of the Reorganizations, all references to the Acquired Funds in the tables of Permitted Underlying Funds in the prospectus and SAI are hereby deleted.


2. EFFECTIVE ON OR ABOUT JANUARY 26, 2009, (1) BLACKROCK ADVISORS, LLC WILL REPLACE LEGG MASON CAPITAL MANAGEMENT, INC. AS THE SUBADVISER TO THE AZL[{R}] LEGG MASON GROWTH FUND, (2) J.P. MORGAN INVESTMENT
   MANAGEMENT INC. WILL REPLACE OPPENHEIMERFUNDS, INC. AS THE SUBADVISER TO THE AZL[{R}] OPPENHEIMER MAIN STREET FUND, AND (3) J.P. MORGAN
   INVESTMENT MANAGEMENT INC. WILL REPLACE LEGG MASON CAPITAL MANAGEMENT, INC. AS THE SUBADVISER TO THE AZL[{R}] LEGG MASON VALUE FUND. IN
   ADDITION, THE FOLLOWING NAME CHANGES, APPLICABLE TO PAGES 10-11 OF THE PROSPECTUS AND PAGE 4 OF THE SAI, WILL BE EFFECTIVE ON OR ABOUT JANUARY 26, 2009.


NAME EFFECTIVE ON OR ABOUT JANUARY 26, 2009          PREVIOUS NAME
AZL[{R}] BlackRock Growth Fund          AZL[{R}] Legg Mason Growth Fund
AZL[{R}] JPMorgan U.S. Equity Fund      AZL[{R}] Oppenheimer Main Street Fund
AZL[{R}] JPMorgan Large Cap Equity Fund AZL[{R}] Legg Mason Value Fund



                                                     FOF-003-0508   Page 2 of 2